Exhibit 99.01

Valero Energy Reports Second Quarter 2017 Results

•	Reported net income attributable to Valero stockholders of $548 million, or $1.23 per share.

•	Invested $461 million of growth and sustaining capital in the second quarter.

•	Returned $658 million in cash to stockholders through dividends and stock buybacks.

•	Expect Diamond Pipeline and Wilmington cogeneration projects to be complete and online by the end of 2017.

SAN ANTONIO, July 27, 2017 – Valero Energy Corporation (NYSE: VLO, “Valero”) today reported net income attributable to Valero stockholders of $548 million, or $1.23 per share, for the second quarter of 2017 compared to $814 million, or $1.73 per share, for the second quarter of 2016. Second quarter 2016 adjusted net income attributable to Valero stockholders was $503 million, or $1.07 per share.

“With continued focus on safe and reliable operations, we delivered another quarter of solid operating and financial performance,” said Joe Gorder, Valero Chairman, President and Chief Executive Officer. “We’re encouraged by resilient product demand and the bullish trend in product inventory draws.”

Refining
The refining segment reported $959 million of operating income for the second quarter of 2017 compared to $1.3 billion for the second quarter of 2016. Second quarter 2017 operating income was in line with second quarter 2016 adjusted operating income of $902 million. The 2016 refining segment results have been retrospectively revised to reflect the operating results of Valero Energy Partners LP (NYSE: VLP) as a separate segment consistent with Valero’s current segment presentation, and those revised results have been adjusted to exclude the lower of cost or market inventory valuation adjustment and asset impairment loss, as shown in the accompanying earnings release tables.

Refinery throughput capacity utilization was 96 percent, despite an external power failure at the Benicia refinery that caused an abrupt shutdown and unplanned maintenance. Throughput volumes averaged 3.0 million barrels per day in the second quarter of 2017, which was 192,000 barrels per day higher than the second quarter of 2016.

The company exported a total of 369,000 barrels per day of gasoline and diesel during the second quarter.

Biofuel blending costs were $255 million in the second quarter of 2017, which was $82 million higher than the second quarter of 2016, mainly due to higher Renewable Identification Number (RIN) expenses.

Ethanol
The ethanol segment reported $31 million of operating income for the second quarter of 2017 compared to $69 million for the second quarter of 2016. Adjusted operating income for the second quarter of 2016 was $49 million. The decrease in operating income in the second quarter of 2017 compared to the second quarter 2016 adjusted amount is attributed primarily to higher energy costs and strong industry ethanol production that pressured margins. Ethanol production volumes averaged 3.8 million gallons per day in the second quarter of 2017, which was in line with the second quarter of 2016.

VLP
The VLP segment reported $71 million of operating income for the second quarter of 2017 compared to $52 million for the second quarter of 2016. The increase in operating income was driven primarily by contributions from the Meraux and Three Rivers terminals, which were acquired subsequent to the second quarter of last year, and the Red River pipeline segment, which was acquired in January 2017.

Corporate and Other
General and administrative expenses were $178 million in the second quarter of 2017. The effective tax rate of 26 percent in the second quarter of 2017 was lower than expected due primarily to the favorable resolution of an income tax audit.

Investing and Financing Activities
Capital investments totaled $461 million in the second quarter of 2017, of which $63 million was for turnarounds and catalyst.

Valero paid $312 million in dividends and purchased 5.4 million shares of its common stock for $346 million, resulting in total cash returned to stockholders of $658 million in the second quarter of 2017. The company continues to target a total payout ratio of at least 75 percent in 2017. Valero defines total payout ratio as the sum of dividends and stock buybacks divided by adjusted net income from continuing operations attributable to Valero stockholders.

The company generated $1.8 billion of cash from operating activities in the second quarter of 2017, of which approximately $700 million was due to changes in working capital.

Liquidity and Financial Position
Valero ended the second quarter of 2017 with $8.5 billion of total debt and $5.2 billion of cash and temporary cash investments. The debt to capital ratio, net of $2.0 billion in cash, was 24 percent.

Strategic Update
Valero continues to target $2.7 billion of total capital investments this year, consisting of $1.1 billion for growth projects and $1.6 billion for sustaining the business.

“We’re pleased with the progress we’ve made on our growth investments this year,” Gorder commented. “Before year-end, we expect to see the Wilmington cogeneration plant running and to have oil flowing through the Diamond Pipeline.”

Valero expects the Diamond Green Diesel capacity expansion and the Houston alkylation unit construction to be completed in the first half of 2018 and 2019, respectively.

Conference Call
Valero’s senior management will hold a conference call at 10 a.m. ET today to discuss this earnings release and to provide an update on operations and strategy.

About Valero
Valero Energy Corporation, through its subsidiaries, is an international manufacturer and marketer of transportation fuels and other petrochemical products. Valero, a Fortune 50 company based in San Antonio, Texas, with approximately 10,000 employees, is an independent petroleum refiner and ethanol producer, and its assets include 15 petroleum refineries with a combined throughput capacity of approximately 3.1 million barrels per day and 11 ethanol plants with a combined production capacity of 1.4 billion gallons per year. The petroleum refineries are located in the United States (U.S.), Canada and the United Kingdom (U.K.), and the ethanol plants are located in the Mid-Continent region of the U.S. In addition, Valero owns the 2 percent general partner interest and a majority limited partner interest in Valero Energy Partners LP, a midstream master limited partnership. Valero sells its products in both the wholesale rack and bulk markets, and approximately 7,400 outlets carry Valero’s brand names in the U.S., Canada, the U.K. and Ireland. Please visit www.valero.com for more information.

Valero Contacts
Investors:
John Locke, Vice President – Investor Relations, 210-345-3077
Karen Ngo, Senior Manager – Investor Relations, 210-345-4574
Tom Mahrer, Manager – Investor Relations, 210-345-1953

Media:
Lillian Riojas, Director – Media Relations and Communications, 210-345-5002

Safe-Harbor Statement
Statements contained in this release that state the company’s or management’s expectations or predictions of the future are forward-looking statements intended to be covered by the safe harbor provisions of the Securities Act of 1933 and the Securities Exchange Act of 1934. The words “believe,” “expect,” “should,” “estimates,” “intend,” “targeting,” and other similar expressions identify forward-looking statements. It is important to note that actual results could differ materially from those projected in such forward-looking statements based on numerous factors, including those outside of the company’s control, such as delays in construction timing and other factors. For more information concerning factors that could cause actual results to differ from those expressed or forecasted, see Valero’s annual reports on Form 10-K, quarterly reports on Form 10-Q and our other reports filed with the SEC and on Valero’s website at www.valero.com, and VLP’s annual reports on Form 10-K and quarterly reports on Form 10-Q filed with the SEC and on VLP’s website at www.valeroenergypartners.com.

Use of Non-GAAP Financial Information
This earnings release and the accompanying earnings release tables include references to financial measures that are not defined under U.S. generally accepted accounting principles (“GAAP”). These non-GAAP measures include adjusted net income attributable to Valero stockholders, adjusted earnings per common share – assuming dilution, adjusted operating income, and gross margin. We have included these non-GAAP financial measures to help facilitate the comparison of operating results between periods. See the accompanying earnings release tables for a reconciliation of these non-GAAP measures to their most directly comparable U.S. GAAP measures. In note (d) to the earnings release tables, we disclose the reasons why we believe our use of these non-GAAP financial measures provides useful information.

VALERO ENERGY CORPORATION AND SUBSIDIARIES
EARNINGS RELEASE TABLES
FINANCIAL HIGHLIGHTS
(millions of dollars, except per share amounts)
(unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2017	2016	2017	2016
Statement of income data
Operating revenues	$22,254	$19,584	$44,026	$35,298
Costs and expenses:
Cost of sales (excluding the lower of cost or market inventory valuation adjustment)	19,609	17,120	39,037	30,627
Lower of cost or market inventory valuation adjustment (a)	—	(454)	—	(747)
Operating expenses	1,097	1,001	2,214	2,031
General and administrative expenses	178	159	368	315
Depreciation and amortization expense	499	471	999	956
Asset impairment loss (b)	—	56	—	56
Total costs and expenses	21,383	18,353	42,618	33,238
Operating income	871	1,231	1,408	2,060
Other income, net	16	14	33	23
Interest and debt expense, net of capitalized interest	(119)	(111)	(240)	(219)
Income before income tax expense	768	1,134	1,201	1,864
Income tax expense	196	291	308	508
Net income	572	843	893	1,356
Less: Net income attributable to noncontrolling interests	24	29	40	47
Net income attributable to Valero Energy Corporation stockholders	$548	$814	$853	$1,309

Earnings per common share	$1.23	$1.74	$1.90	$2.79
Weighted-average common shares outstanding (in millions)	444	467	446	468

Earnings per common share – assuming dilution	$1.23	$1.73	$1.90	$2.78
Weighted-average common shares outstanding – assuming dilution (in millions)	446	470	448	471

Dividends per common share	$0.70	$0.60	$1.40	$1.20

See Notes to Earnings Release Tables on Table Page 15.

Table Page 1

VALERO ENERGY CORPORATION AND SUBSIDIARIES
EARNINGS RELEASE TABLES
FINANCIAL HIGHLIGHTS BY SEGMENT
(millions of dollars)
(unaudited)

	Refining (c)	Ethanol	VLP (c)	Corporate and Eliminations	Total
Three Months Ended June 30, 2017
Operating revenues:
Operating revenues from external customers	$21,415	$839	$—	$—	$22,254
Intersegment revenues	—	28	110	(138)	—
Total operating revenues	21,415	867	110	(138)	22,254
Costs and expenses:
Cost of sales:
Cost of sales from external customers	18,899	710	—	—	19,609
Intersegment cost of sales	138	—	—	(138)	—
Total cost of sales	19,037	710	—	(138)	19,609
Operating expenses	965	107	27	(2)	1,097
General and administrative expenses	—	—	—	178	178
Depreciation and amortization expense	454	19	12	14	499
Total costs and expenses	20,456	836	39	52	21,383
Operating income	$959	$31	$71	$(190)	$871

Three Months Ended June 30, 2016
Operating revenues:
Operating revenues from external customers	$18,664	$920	$—	$—	$19,584
Intersegment revenues	—	45	87	(132)	—
Total operating revenues	18,664	965	87	(132)	19,584
Costs and expenses:
Cost of sales (excluding the lower of cost or market inventory valuation adjustment):
Cost of sales from external customers	16,322	798	—	—	17,120
Intersegment cost of sales	132	—	—	(132)	—
Total cost of sales (excluding the lower of cost or market inventory valuation adjustment)	16,454	798	—	(132)	17,120
Lower of cost or market inventory valuation adjustment (a)	(434)	(20)	—	—	(454)
Operating expenses	878	99	24	—	1,001
General and administrative expenses	—	—	—	159	159
Depreciation and amortization expense	430	19	11	11	471
Asset impairment loss (b)	56	—	—	—	56
Total costs and expenses	17,384	896	35	38	18,353
Operating income	$1,280	$69	$52	$(170)	$1,231

See Operating Highlights by Segment beginning on Table Page 8.
See Notes to Earnings Release Tables on Table Page 15.

Table Page 2

VALERO ENERGY CORPORATION AND SUBSIDIARIES
EARNINGS RELEASE TABLES
FINANCIAL HIGHLIGHTS BY SEGMENT
(millions of dollars)
(unaudited)

	Refining (c)	Ethanol	VLP (c)	Corporate and Eliminations	Total
Six Months Ended June 30, 2017
Operating revenues:
Operating revenues from external customers	$42,302	$1,724	$—	$—	$44,026
Intersegment revenues	—	88	216	(304)	—
Total operating revenues	42,302	1,812	216	(304)	44,026
Costs and expenses:
Cost of sales:
Cost of sales from external customers	37,540	1,497	—	—	39,037
Intersegment cost of sales	304	—	—	(304)	—
Total cost of sales	37,844	1,497	—	(304)	39,037
Operating expenses	1,949	216	51	(2)	2,214
General and administrative expenses	—	—	—	368	368
Depreciation and amortization expense	903	46	24	26	999
Total costs and expenses	40,696	1,759	75	88	42,618
Operating income	$1,606	$53	$141	$(392)	$1,408

Six Months Ended June 30, 2016
Operating revenues:
Operating revenues from external customers	$33,584	$1,714	$—	$—	$35,298
Intersegment revenues	—	79	166	(245)	—
Total operating revenues	33,584	1,793	166	(245)	35,298
Costs and expenses:
Cost of sales (excluding the lower of cost or market inventory valuation adjustment):
Cost of sales from external customers	29,121	1,506	—	—	30,627
Intersegment cost of sales	245	—	—	(245)	—
Total cost of sales (excluding the lower of cost or market inventory valuation adjustment)	29,366	1,506	—	(245)	30,627
Lower of cost or market inventory valuation adjustment (a)	(697)	(50)	—	—	(747)
Operating expenses	1,785	198	48	—	2,031
General and administrative expenses	—	—	—	315	315
Depreciation and amortization expense	879	31	23	23	956
Asset impairment loss (b)	56	—	—	—	56
Total costs and expenses	31,389	1,685	71	93	33,238
Operating income	$2,195	$108	$95	$(338)	$2,060

See Operating Highlights by Segment beginning on Table Page 8.
See Notes to Earnings Release Tables on Table Page 15.

Table Page 3

VALERO ENERGY CORPORATION AND SUBSIDIARIES
EARNINGS RELEASE TABLES
RECONCILIATION OF NON-GAAP MEASURES TO MOST COMPARABLE AMOUNTS
REPORTED UNDER U.S. GAAP (d)
(millions of dollars, except per share amounts)
(unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2017	2016	2017	2016
Reconciliation of net income attributable to Valero Energy Corporation stockholders to adjusted net income attributable to Valero Energy Corporation stockholders
Net income attributable to Valero Energy Corporation stockholders	$548	$814	$853	$1,309
Exclude adjustments:
Lower of cost or market inventory valuation adjustment (a)	—	454	—	747
Income tax expense related to the lower of cost or market inventory valuation adjustment	—	(87)	—	(168)
Lower of cost or market inventory valuation adjustment, net of taxes	—	367	—	579
Asset impairment loss (b)	—	(56)	—	(56)
Total adjustments	—	311	—	523
Adjusted net income attributable to Valero Energy Corporation stockholders	$548	$503	$853	$786

Reconciliation of earnings per common share – assuming dilution to adjusted earnings per common share – assuming dilution
Earnings per common share – assuming dilution	$1.23	$1.73	$1.90	$2.78
Exclude adjustments:
Lower of cost or market inventory valuation adjustment, net of taxes	—	0.78	—	1.23
Asset impairment loss (b)	—	(0.12)	—	(0.12)
Total adjustments	—	0.66	—	1.11
Adjusted earnings per common share – assuming dilution	$1.23	$1.07	$1.90	$1.67

See Notes to Earnings Release Tables on Table Page 15.

Table Page 4

VALERO ENERGY CORPORATION AND SUBSIDIARIES
EARNINGS RELEASE TABLES
RECONCILIATION OF NON-GAAP MEASURES TO MOST COMPARABLE AMOUNTS
REPORTED UNDER U.S. GAAP (d)
(millions of dollars)
(unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2017	2016	2017	2016
Reconciliation of operating income to gross margin and reconciliation of operating income to adjusted operating income
Refining segment (c)
Operating income	$959	$1,280	$1,606	$2,195
Add back:
Lower of cost or market inventory valuation adjustment (a)	—	(434)	—	(697)
Operating expenses	965	878	1,949	1,785
Depreciation and amortization expense	454	430	903	879
Asset impairment loss (b)	—	56	—	56
Gross margin	$2,378	$2,210	$4,458	$4,218

Operating income	$959	$1,280	$1,606	$2,195
Exclude adjustments:
Lower of cost or market inventory valuation adjustment (a)	—	434	—	697
Asset impairment loss (b)	—	(56)	—	(56)
Adjusted operating income	$959	$902	$1,606	$1,554

Ethanol segment
Operating income	$31	$69	$53	$108
Add back:
Lower of cost or market inventory valuation adjustment (a)	—	(20)	—	(50)
Operating expenses	107	99	216	198
Depreciation and amortization expense	19	19	46	31
Gross margin	$157	$167	$315	$287

Operating income	$31	$69	$53	$108
Exclude adjustment: Lower of cost or market inventory valuation adjustment (a)	—	20	—	50
Adjusted operating income	$31	$49	$53	$58

See Notes to Earnings Release Tables on Table Page 15.

Table Page 5

VALERO ENERGY CORPORATION AND SUBSIDIARIES
EARNINGS RELEASE TABLES
RECONCILIATION OF NON-GAAP MEASURES TO MOST COMPARABLE AMOUNTS
REPORTED UNDER U.S. GAAP (d)
(millions of dollars)
(unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2017	2016	2017	2016
Reconciliation of operating income to gross margin and reconciliation of operating income to adjusted operating income by refining segment region (e)
U.S. Gulf Coast region (c)
Operating income	$483	$449	$856	$868
Add back:
Lower of cost or market inventory valuation adjustment (a)	—	(18)	—	(37)
Operating expenses	566	506	1,138	1,025
Depreciation and amortization expense	279	257	558	513
Asset impairment loss (b)	—	56	—	56
Gross margin	$1,328	$1,250	$2,552	$2,425

Operating income	$483	$449	$856	$868
Exclude adjustments:
Lower of cost or market inventory valuation adjustment (a)	—	18	—	37
Asset impairment loss (b)	—	(56)	—	(56)
Adjusted operating income	$483	$487	$856	$887

U.S. Mid-Continent region (c)
Operating income	$179	$124	$286	$196
Add back:
Lower of cost or market inventory valuation adjustment (a)	—	(4)	—	(9)
Operating expenses	146	136	292	271
Depreciation and amortization expense	66	63	132	132
Gross margin	$391	$319	$710	$590

Operating income	$179	$124	$286	$196
Exclude adjustment: Lower of cost or market inventory valuation adjustment (a)	—	4	—	9
Adjusted operating income	$179	$120	$286	$187

See Notes to Earnings Release Tables on Table Page 15.

Table Page 6

VALERO ENERGY CORPORATION AND SUBSIDIARIES
EARNINGS RELEASE TABLES
RECONCILIATION OF NON-GAAP MEASURES TO MOST COMPARABLE AMOUNTS
REPORTED UNDER U.S. GAAP (d)
(millions of dollars)
(unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2017	2016	2017	2016
Reconciliation of operating income to gross margin and reconciliation of operating income to adjusted operating income by refining segment region (e) (continued)
North Atlantic region
Operating income	$261	$566	$458	$969
Add back:
Lower of cost or market inventory valuation adjustment (a)	—	(410)	—	(646)
Operating expenses	109	119	241	244
Depreciation and amortization expense	49	52	97	102
Gross margin	$419	$327	$796	$669

Operating income	$261	$566	$458	$969
Exclude adjustment: Lower of cost or market inventory valuation adjustment (a)	—	410	—	646
Adjusted operating income	$261	$156	$458	$323

U.S. West Coast region
Operating income	$36	$141	$6	$162
Add back:
Lower of cost or market inventory valuation adjustment (a)	—	(2)	—	(5)
Operating expenses	144	117	278	245
Depreciation and amortization expense	60	58	116	132
Gross margin	$240	$314	$400	$534

Operating income	$36	$141	$6	$162
Exclude adjustment: Lower of cost or market inventory valuation adjustment (a)	—	2	—	5
Adjusted operating income	$36	$139	$6	$157

See Notes to Earnings Release Tables on Table Page 15.

Table Page 7

VALERO ENERGY CORPORATION AND SUBSIDIARIES
EARNINGS RELEASE TABLES
REFINING SEGMENT OPERATING HIGHLIGHTS
(millions of dollars, except per barrel amounts)
(unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2017	2016	2017	2016
Throughput volumes (thousand barrels per day)
Feedstocks:
Heavy sour crude oil	517	380	483	404
Medium/light sour crude oil	508	505	482	519
Sweet crude oil	1,308	1,196	1,277	1,184
Residuals	228	272	231	281
Other feedstocks	142	170	145	152
Total feedstocks	2,703	2,523	2,618	2,540
Blendstocks and other	316	304	311	313
Total throughput volumes	3,019	2,827	2,929	2,853

Yields (thousand barrels per day)
Gasolines and blendstocks	1,458	1,408	1,409	1,393
Distillates	1,167	1,071	1,129	1,069
Other products (f)	434	379	429	425
Total yields	3,059	2,858	2,967	2,887

Operating statistics (c)
Gross margin (d)	$2,378	$2,210	$4,458	$4,218
Adjusted operating income (d)	$959	$902	$1,606	$1,554
Throughput volumes (thousand barrels per day)	3,019	2,827	2,929	2,853

Throughput margin per barrel (g)	$8.66	$8.59	$8.41	$8.12
Operating costs per barrel:
Operating expenses	3.51	3.41	3.68	3.44
Depreciation and amortization expense	1.66	1.67	1.70	1.69
Total operating costs per barrel	5.17	5.08	5.38	5.13
Adjusted operating income per barrel (h)	$3.49	$3.51	$3.03	$2.99

See Notes to Earnings Release Tables on Table Page 15.

Table Page 8

VALERO ENERGY CORPORATION AND SUBSIDIARIES
EARNINGS RELEASE TABLES
ETHANOL SEGMENT OPERATING HIGHLIGHTS
(millions of dollars, except per gallon amounts)
(unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2017	2016	2017	2016
Operating statistics
Gross margin (d)	$157	$167	$315	$287
Adjusted operating income (d)	$31	$49	$53	$58
Production volumes (thousand gallons per day)	3,775	3,826	3,908	3,783

Gross margin per gallon of production (g)	$0.46	$0.48	$0.45	$0.42
Operating costs per gallon of production:
Operating expenses	0.31	0.28	0.31	0.29
Depreciation and amortization expense	0.06	0.06	0.06	0.05
Total operating costs per gallon of production	0.37	0.34	0.37	0.34
Adjusted operating income per gallon of production (h)	$0.09	$0.14	$0.08	$0.08

See Notes to Earnings Release Tables on Table Page 15.

Table Page 9

VALERO ENERGY CORPORATION AND SUBSIDIARIES
EARNINGS RELEASE TABLES
VLP SEGMENT OPERATING HIGHLIGHTS (c)
(millions of dollars, except per barrel amounts)
(unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2017	2016	2017	2016
Volumes (thousand barrels per day)
Pipeline transportation throughput	1,003	851	983	885
Terminaling throughput	2,853	2,146	2,794	1,998

Operating statistics
Pipeline transportation revenue	$25	$19	$48	$39
Pipeline transportation revenue per barrel (g)	$0.27	$0.25	$0.27	$0.25

Terminaling revenue	$84	$68	$167	$127
Terminaling revenue per barrel (g)	$0.33	$0.35	$0.33	$0.35

Storage and other revenue	$1	$—	$1	$—

Total operating revenues	$110	$87	$216	$166

See Notes to Earnings Release Tables on Table Page 15.

Table Page 10

VALERO ENERGY CORPORATION AND SUBSIDIARIES
EARNINGS RELEASE TABLES
REFINING SEGMENT OPERATING HIGHLIGHTS BY REGION
(millions of dollars, except per barrel amounts)
(unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2017	2016	2017	2016
Operating statistics by region (e)
U.S. Gulf Coast region (c)
Gross margin (d)	$1,328	$1,250	$2,552	$2,425
Adjusted operating income (d)	$483	$487	$856	$887
Throughput volumes (thousand barrels per day)	1,781	1,605	1,742	1,649

Throughput margin per barrel (g)	$8.20	$8.55	$8.09	$8.08
Operating costs per barrel:
Operating expenses	3.49	3.46	3.61	3.41
Depreciation and amortization expense	1.73	1.76	1.76	1.71
Total operating costs per barrel	5.22	5.22	5.37	5.12
Adjusted operating income per barrel (h)	$2.98	$3.33	$2.72	$2.96

U.S. Mid-Continent region (c)
Gross margin (d)	$391	$319	$710	$590
Adjusted operating income (d)	$179	$120	$286	$187
Throughput volumes (thousand barrels per day)	481	462	463	458

Throughput margin per barrel (g)	$8.91	$7.59	$8.47	$7.06
Operating costs per barrel:
Operating expenses	3.33	3.24	3.48	3.25
Depreciation and amortization expense	1.50	1.48	1.58	1.57
Total operating costs per barrel	4.83	4.72	5.06	4.82
Adjusted operating income per barrel (h)	$4.08	$2.87	$3.41	$2.24

See Notes to Earnings Release Tables on Table Page 15.

Table Page 11

VALERO ENERGY CORPORATION AND SUBSIDIARIES
EARNINGS RELEASE TABLES
REFINING SEGMENT OPERATING HIGHLIGHTS BY REGION
(millions of dollars, except per barrel amounts)
(unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2017	2016	2017	2016
Operating statistics by region (e) (continued)
North Atlantic region
Gross margin (d)	$419	$327	$796	$669
Adjusted operating income (d)	$261	$156	$458	$323
Throughput volumes (thousand barrels per day)	491	487	490	480

Throughput margin per barrel (g)	$9.39	$7.39	$8.97	$7.66
Operating costs per barrel:
Operating expenses	2.44	2.69	2.71	2.79
Depreciation and amortization expense	1.09	1.17	1.10	1.17
Total operating costs per barrel	3.53	3.86	3.81	3.96
Adjusted operating income per barrel (h)	$5.86	$3.53	$5.16	$3.70

U.S. West Coast region
Gross margin (d)	$240	$314	$400	$534
Adjusted operating income (d)	$36	$139	$6	$157
Throughput volumes (thousand barrels per day)	266	273	234	266

Throughput margin per barrel (g)	$9.93	$12.67	$9.47	$11.05
Operating costs per barrel:
Operating expenses	5.99	4.74	6.60	5.08
Depreciation and amortization expense	2.47	2.33	2.73	2.73
Total operating costs per barrel	8.46	7.07	9.33	7.81
Adjusted operating income per barrel (h)	$1.47	$5.60	$0.14	$3.24

See Notes to Earnings Release Tables on Table Page 15.

Table Page 12

VALERO ENERGY CORPORATION AND SUBSIDIARIES
EARNINGS RELEASE TABLES
AVERAGE MARKET REFERENCE PRICES AND DIFFERENTIALS
(unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2017	2016	2017	2016
Feedstocks (dollars per barrel)
Brent crude oil	$50.91	$46.94	$52.78	$41.04
Brent less West Texas Intermediate (WTI) crude oil	2.67	1.47	2.74	1.68
Brent less Alaska North Slope (ANS) crude oil	0.22	1.22	0.52	0.96
Brent less Louisiana Light Sweet (LLS) crude oil	0.60	(0.39)	0.86	(0.17)
Brent less Argus Sour Crude Index (ASCI) crude oil (i)	3.94	5.01	4.50	5.19
Brent less Maya crude oil	7.03	9.21	8.48	9.15
LLS crude oil	50.31	47.33	51.92	41.21
LLS less ASCI crude oil (i)	3.34	5.40	3.64	5.36
LLS less Maya crude oil	6.43	9.60	7.62	9.32
WTI crude oil	48.24	45.47	50.04	39.36

Natural gas (dollars per million British Thermal Units)	3.14	2.08	3.05	2.01

Products (dollars per barrel, unless otherwise noted)
U.S. Gulf Coast:
CBOB gasoline less Brent	10.38	11.13	9.58	9.47
Ultra-low-sulfur diesel less Brent	10.99	9.47	11.06	8.70
Propylene less Brent	0.04	(11.79)	0.63	(7.09)
CBOB gasoline less LLS	10.98	10.74	10.44	9.30
Ultra-low-sulfur diesel less LLS	11.59	9.08	11.92	8.53
Propylene less LLS	0.64	(12.18)	1.49	(7.26)
U.S. Mid-Continent:
CBOB gasoline less WTI	14.16	13.77	13.44	11.89
Ultra-low-sulfur diesel less WTI	14.60	11.72	14.30	11.38
North Atlantic:
CBOB gasoline less Brent	12.57	14.63	10.63	12.47
Ultra-low-sulfur diesel less Brent	12.21	11.17	12.14	10.35
U.S. West Coast:
CARBOB 87 gasoline less ANS	23.01	21.56	19.89	19.45
CARB diesel less ANS	14.32	14.71	14.58	12.95
CARBOB 87 gasoline less WTI	25.46	21.81	22.11	20.17
CARB diesel less WTI	16.77	14.96	16.80	13.67
New York Harbor corn crush (dollars per gallon)	0.26	0.23	0.26	0.18

See Notes to Earnings Release Tables on Table Page 15.

Table Page 13

VALERO ENERGY CORPORATION AND SUBSIDIARIES
EARNINGS RELEASE TABLES
OTHER FINANCIAL DATA
(millions of dollars)
(unaudited)

			June 30,	December 31,
			2017	2016
Balance sheet data
Current assets			$15,731	$16,800
Cash and temporary cash investments included in current assets			5,207	4,816
Inventories included in current assets			5,674	5,709
Current liabilities			7,683	8,328
Current portion of debt and capital lease obligations included in current liabilities			121	115
Debt and capital lease obligations, less current portion			8,366	7,886
Total debt and capital lease obligations			8,487	8,001
Valero Energy Corporation stockholders’ equity			19,923	20,024

	Three Months Ended June 30,		Six Months Ended June 30,
	2017	2016	2017	2016
Cash flow data
Net cash provided by operating activities	$1,797	$2,319	$2,785	$2,959

See Notes to Earnings Release Tables on Table Page 15.

Table Page 14

VALERO ENERGY CORPORATION AND SUBSIDIARIES
NOTES TO EARNINGS RELEASE TABLES

(a)
During the three months ended June 30, 2016, we recorded a change in our lower of cost or market inventory valuation reserve that was established on December 31, 2015, resulting in a noncash benefit of $454 million ($434 million and $20 million attributable to our refining and ethanol segments, respectively). During the six months ended June 30, 2016, we recorded a change in our lower of cost or market inventory valuation reserve that resulted in a noncash benefit of $747 million ($697 million and $50 million attributable to our refining and ethanol segments, respectively).

(b)
In June 2016, we recognized an asset impairment loss of $56 million representing all of the remaining carrying value of the long-lived assets of our crude oil and refined product terminal and transshipment facility in Aruba.

(c)
Effective January 1, 2017, we revised our reportable segments to align with certain changes in how our chief operating decision maker manages and allocates resources to our business. Accordingly, we created a new reportable segment — VLP. The results of the VLP segment, which include the results of our majority-owned master limited partnership referred to by the same name, were transferred from the refining segment. Comparable prior period information for our refining segment (as well as that segment’s U.S. Gulf Coast and Mid-Continent regions) and VLP segment has been retrospectively adjusted to reflect our current segment presentation.

(d)
We use certain financial measures (as noted below) in the earnings release tables and accompanying earnings release that are not defined under United States (U.S.) generally accepted accounting principles (GAAP) and are considered to be non-GAAP measures.

We have defined these non-GAAP measures and believe they are useful to the external users of our financial statements, including industry analysts, investors, lenders, and rating agencies. We believe these measures are useful to assess our ongoing financial performance because, when reconciled to their most comparable U.S. GAAP measures, they provide improved comparability between periods through the exclusion of certain items that we believe are not indicative of our core operating performance and that may obscure our underlying business results and trends. These non-GAAP measures should not be considered as alternatives to their most comparable U.S. GAAP measures nor should they be considered in isolation or as a substitute for an analysis of our results of operations as reported under U.S. GAAP. In addition, these non-GAAP measures may not be comparable to similarly titled measures used by other companies because we may define them differently, which diminishes their utility.

Non-GAAP measures are as follows:

◦
Adjusted net income attributable to Valero Energy Corporation stockholders is defined as net income attributable to Valero Energy Corporation stockholders excluding the lower of cost or market inventory valuation adjustment, its related income tax effect, and the asset impairment loss.

◦
Adjusted earnings per common share – assuming dilution is defined as adjusted net income attributable to Valero Energy Corporation stockholders divided by the number of weighted average shares outstanding in the applicable period, assuming dilution.

◦
Gross margin is defined as operating income excluding the lower of cost or market inventory valuation adjustment, operating expenses, depreciation and amortization expense, and the asset impairment loss.

◦	Adjusted operating income is defined as operating income excluding the lower of cost or market inventory valuation adjustment and the asset impairment loss.

(e)
The refining segment regions reflected herein contain the following refineries: U.S. Gulf Coast- Corpus Christi East, Corpus Christi West, Houston, Meraux, Port Arthur, St. Charles, Texas City, and Three Rivers Refineries; U.S. Mid-Continent- Ardmore, McKee, and Memphis Refineries; North Atlantic- Pembroke and Quebec City Refineries; and U.S. West Coast- Benicia and Wilmington Refineries.

(f)	Primarily includes petrochemicals, gas oils, No. 6 fuel oil, petroleum coke, sulfur, and asphalt.

(g)
Throughput margin per barrel represents gross margin (defined in (d) above) for our refining segment or refining segment regions divided by the respective throughput volumes. Gross margin per gallon of production represents gross margin (defined in (d) above) for our ethanol segment divided by production volumes. Pipeline transportation revenue per barrel and terminaling revenue per barrel represents pipeline transportation revenue and terminaling revenue for our VLP segment divided by pipeline transportation throughput and terminaling throughput volumes, respectively. Throughput and production volumes are calculated by multiplying throughput and production volumes per day (as provided in the accompanying tables) by the number of days in the applicable period.

(h)
Adjusted operating income per barrel represents adjusted operating income (defined in (d) above) for our refining segment or refining segment regions divided by the respective throughput volumes. Adjusted operating income per gallon of

Table Page 15

VALERO ENERGY CORPORATION AND SUBSIDIARIES
NOTES TO EARNINGS RELEASE TABLES (Continued)

production represents adjusted operating income (defined in (d) above) for our ethanol segment divided by production volumes. Throughput and production volumes are calculated by multiplying throughput and production volumes per day (as provided in the accompanying tables) by the number of days in the applicable period.

(i)
Average market reference price differentials to Mars crude oil have been replaced by average market reference price differentials to Argus Sour Crude Index (ASCI) crude oil. Mars crude oil is one of the three grades of sour crude oil used to create ASCI crude oil, and therefore, ASCI crude oil is a more comprehensive price marker for medium sour crude oil. Accordingly, the price differentials for ASCI crude oil for the three and six months ended June 30, 2016 are included to conform to the current presentation.

Table Page 16